CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PIMCO Funds of our reports dated May 27, 2020, relating to the financial statements and financial highlights for the funds or portfolios constituting PIMCO Funds listed in Appendix A (the “Funds/Portfolios”), which appear in the Funds’/Portfolios’ Annual Reports on Form N-CSR for the year ended March 31, 2020. We also consent to the references to us under the headings “Financial Statements” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

October 20, 2020

Appendix A

PIMCO Funds

PIMCO All Asset Fund
PIMCO All Asset All Authority Fund
PIMCO Global Core Asset Allocation Fund
PIMCO Multi-Strategy Alternative Fund
PIMCO Total Return Fund II
PIMCO Long-Term U.S. Government Fund
PIMCO Total Return ESG Fund
PIMCO Moderate Duration Fund
PIMCO Mortgage-Backed Securities Fund
PIMCO GNMA and Government Securities Fund
PIMCO Mortgage Opportunities and Bond Fund
PIMCO Long Duration Total Return Fund
PIMCO Extended Duration Fund
PIMCO CommodityRealReturn Strategy Fund®
PIMCO High Yield Spectrum Fund
PIMCO Senior Floating Rate Fund
PIMCO Credit Opportunities Bond Fund
PIMCO Long-Term Credit Bond Fund
PIMCO Low Duration Income Fund
PIMCO Diversified Income Fund
PIMCO Preferred and Capital Securities Fund
PIMCO International Bond Fund (U.S. Dollar-Hedged)
PIMCO RAE PLUS Small Fund
PIMCO RAE PLUS International Fund
PIMCO RAE Fundamental Advantage PLUS Fund
PIMCO RAE PLUS EMG Fund
PIMCO RAE Worldwide Long/Short PLUS Fund
PIMCO High Yield Fund
PIMCO Income Fund
PIMCO Global Bond Opportunities Fund (Unhedged)
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)
PIMCO Emerging Markets Bond Fund
PIMCO Emerging Markets Corporate Bond Fund
PIMCO Emerging Markets Full Spectrum Bond Fund
PIMCO Global Advantage® Strategy Bond Fund
PIMCO Emerging Markets Currency and Short-Term Investments Fund
PIMCO International Bond Fund (Unhedged)
PIMCO Emerging Markets Local Currency and Bond Fund
PIMCO Investment Grade Credit Bond Fund
PIMCO Low Duration Fund
PIMCO International Portfolio

PIMCO EM Bond and Short-Term Investments Portfolio
PIMCO Short-Term Portfolio
PIMCO U.S. Government and Short-Term Investments Portfolio
PIMCO Mortgage and Short-Term Investments Portfolio
PIMCO High Yield and Short-Term Investments Portfolio
PIMCO Real Return Portfolio
PIMCO Investment Grade Credit Bond Portfolio
PIMCO Municipal Portfolio
PIMCO ABS and Short-Term Investments Portfolio
PIMCO Short-Term Floating NAV Portfolio II
PIMCO Low Duration Portfolio
PIMCO Moderate Duration Portfolio
PIMCO Short-Term Floating NAV Portfolio III
PIMCO Long Duration Credit Bond Portfolio
PIMCO Short Asset Portfolio
PIMCO RAE PLUS Fund
PIMCO Real Return Fund
PIMCO Long-Term Real Return Fund
PIMCO CommoditiesPLUS® Strategy Fund
PIMCO Inflation Response Multi-Asset Fund
PIMCO RealEstateRealReturn Strategy Fund
PIMCO Short-Term Fund
PIMCO Low Duration Fund II
PIMCO Low Duration ESG Fund
PIMCO Short Asset Investment Fund
PIMCO Government Money Market Fund
PIMCO StocksPLUS® Fund
PIMCO StocksPLUS® Absolute Return Fund
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
PIMCO StocksPLUS® Long Duration Fund
PIMCO StocksPLUS® Small Fund
PIMCO StocksPLUS® Short Fund
PIMCO StocksPLUS® International Fund (Unhedged)
PIMCO Municipal Bond Fund
PIMCO Short Duration Municipal Income Fund
PIMCO California Intermediate Municipal Bond Fund
PIMCO New York Municipal Bond Fund
PIMCO California Municipal Bond Fund
PIMCO National Intermediate Municipal Bond Fund
PIMCO Strategic Bond Fund
PIMCO High Yield Municipal Bond Fund
PIMCO California Short Duration Municipal Income Fund
PIMCO Total Return Fund
PIMCO Total Return Fund IV
PIMCO TRENDS Managed Futures Strategy Fund

PIMCO Dynamic Bond Fund
PIMCO Gurtin California Municipal Intermediate Value Fund
PIMCO Gurtin California Municipal Opportunistic Value Fund
PIMCO Gurtin National Municipal Intermediate Value Fund
PIMCO Gurtin National Municipal Opportunistic Value Fund
PIMCO Climate Bond Fund